[NOTE: Be sure to attach Exhibit A "Description of Security" to this document.]
                                                            Exhibit (10) (J) (5)

                            CERTIFICATION OF BORROWER

The Northwestern Mutual Life
   Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

Re: $190,000,000.00 Loan to Koger Equity, Inc., a Florida corporation ("Borrower") Northwestern Loan No. C-331971

Gentlemen:

         Pursuant to paragraph 38 of the Loan Application dated July 29, 1996 and accepted by The Northwestern Mutual Life Insurance Company ("Northwestern") on September 10, 1996 (the "Commitment"), Borrower certifies to you that (i) all leases have been made available for review by Northwestern, (ii) all information submitted to Northwestern in connection with the Loan is true and complete to the best of Borrower's knowledge, (iii) except as disclosed in the Environmental Reports prepared by Law Engineering in connection with the Loan, the surveys certified to Northwestern in connection with the Loan, or other written report delivered by Borrower to Northwestern and to the best of Borrower's knowledge:

         (a) no underground storage tanks, asbestos, urea formaldehyde insulation, PCB's, petroleum products, drums, materials spills, present or past dumping or fill, discolored or disturbed soil, noxious odors, monitoring wells, roads or trails with no apparent outlet or purpose, hazardous substances, toxic substances, radon or other material that is a hazard to health, safety or property values, or could be a violation of any law or regulation are located on the Property, except materials of a nature and in such quantities as are ordinarily and customarily used, in each case in compliance with applicable laws (i) by tenants of the Property pursuant to uses permitted in their respective leases and
         (ii) in connection with the routine operation and maintenance of the Property;

         (b)  no part of the Property contains a cemetery or burial ground;

         (c) that (i) all improvements located on the Property were in compliance with applicable wetlands regulations in effect at the time such improvements were constructed, (ii) Borrower has not received any notice that new wetlands areas have been designated on the Property since the time the improvements were constructed, and (iii) no portion of the Property necessary for the use and enjoyment of the improvements contains any area designated as wetlands by any governmental authority having jurisdiction;

         (d)  the Property is not located in a flood plain;

         (e) the Property and improvements described in the Commitment are legally occupied and do not violate any existing environmental, building, zoning, use, Development of Regional Impact and concurrency laws or other applicable laws, affecting Borrower or the Property with which the failure to comply would have a material adverse effect on any Building;

         (f) Borrower has not received any notice that the Property is not in compliance with the Americans with Disabilities Act;

         (g) the Property is adequately served for the current use and operation of the Property by public water and sewage systems and electricity, with the exception of the Jacksonville/Bay Meadow property, which is served by United Waterworks (a private utility regulated by the State of Florida);

         (h) the Property has not suffered any material damage and the condition of the Property has not materially changed since the date of the Loan Application;

         (i) with respect to each Park identified on Exhibit "A" attached hereto, each Park exists on land identified with such numbers of buildings as set forth on Exhibit "A" and each such Park contains approximately the cumulative building square footage as set forth for such Park on Exhibit "A"; and

         (j) except for that certain lease dated March 14, 1989 by and between Carolina Casualty Insurance Company as Lessee and Borrower as successor Landlord (as amended from time to time), no lease in effect for any part of the Property contains an option to purchase any part of the Property.

         Koger Equity, Inc. acknowledges that The Northwestern Mutual Life Insurance Company is relying upon the certifications contained herein in making the Loan described in the Commitment.

         All capitalized terms used herein shall have the meaning ascribed to them in the Commitment.

Dated as of December 16, 1996.                     KOGER EQUITY, INC., a Florida
                                                   corporation

                                                   By: /s/ J. C. Teagle
(corporate seal)

                                                   Attest: /s/ Mary H. McNeal